UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2003

The Newhall Land and Farming Company
(a California Limited Partnership)
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

1-8885 (Commission File Number)	95-3931727 (IRS Employer Identification No.)

23823 Valencia Blvd., Valencia, CA 91355
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 661-255-4000

Item 5.    Other Events

        The Newhall Land and Farming Company issued a news release on February 12, 2003 announcing that the Company's Senior Vice President and Chief Financial Officer, Stuart R. Mork, resigned, effective March 1, 2003. Mr. Donald L. Kimball, the Company's Vice President—Finance and Controller, was appointed interim Chief Financial Officer. No disagreements about accounting or reporting matters, or the Company's ability to comply with the provisions of the Sarbanes-Oxley Act of 2002 or related Securities and Exchange Commission and New York Stock Exchange regulations and listing requirements attended Mr. Mork's resignation. It is expected Mr. Kimball will be elected Chief Financial Officer for The Newhall Land and Farming Company on April 15, 2002, the next regularly scheduled meeting of the Company's Board of Directors.    The press release is filed as an exhibit to this report.

Item 7.    Financial Statements and Exhibits

          Exhibit 99.    Press Release

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEWHALL LAND AND FARMING COMPANY (a California Limited Partnership) Registrant
	By	Newhall Management Limited Partnership, Managing General Partner
	By	Newhall Management Corporation, Managing General Partner
Date: February 12, 2003	By	/s/ GARY M. CUSUMANO Gary M. Cusumano, President and Chief Executive Officer Newhall Management Corporation (Principal Executive Officer)

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